Exhibit 99.4

FOR IMMEDIATE RELEASE

Cole Credit Property Trust III, Inc. to Acquire Cole Holdings Corporation

Transaction Combines Highly Attractive and Diverse Portfolio with a

Leading Real Estate Investment Management Firm

Accretive Combination Supports Increase in Annualized Dividend Rate

to $0.70 per Share Upon Closing

Cole Credit Property Trust III to Be Renamed Cole Real Estate Investments, Inc.

and to Seek Listing on NYSE

Cole Real Estate Investments to be 2nd Largest Publicly-Traded REIT

in the Net-Lease Sector Upon Listing

PHOENIX, AZ – March 6, 2013 – Cole Credit Property Trust III, Inc. (“CCPT III”) announced today that, based upon the unanimous recommendation of a special committee of its board of directors, composed exclusively of independent directors, it has executed a definitive merger agreement, pursuant to which CCPT III will acquire Cole Holdings Corporation (“Cole Holdings”), a full-scale real estate investment management firm that currently manages over $12 billion of real estate assets for over 160,000 individual investors represented by more than 13,000 financial advisors. CCPT III will change its name to Cole Real Estate Investments, Inc. upon completion of the transaction and will pursue a listing on the New York Stock Exchange (“NYSE”).

CCPT III is one of the largest REITs focused on the net-lease commercial real estate sector, and following a listing, Cole Real Estate Investments would be the 2nd largest publicly-traded REIT in the net-lease sector. The acquisition of Cole Holdings provides CCPT III with both a proven management team and a full-scale real estate investment management platform with over 350 employees, as well as a portfolio of more than 2,000 properties with over 76 million square feet of corporate real estate under management. In addition, the acquisition better positions CCPT III to pursue a listing on the NYSE. The transaction is expected to be immediately accretive to CCPT III’s funds from operations (“FFO”) and to support an increase in the company’s annualized dividend rate to $0.70 per share upon closing. Upon a listing on the NYSE, Cole Real Estate Investments will be well positioned to achieve inclusion in a variety of indices over time, such as the Russell 1000, Russell Midcap and MSCI U.S. REIT Indices.

As consideration for the acquisition of a premier real estate investment manager, CCPT III will make upfront payments of $20 million in cash, subject to adjustment, and 10,711,225 shares of CCPT III common stock, plus the following contingent amounts: (i) 2,142,245 shares of CCPT III common stock after a listing on the NYSE; and (ii) additional shares of CCPT III common stock potentially payable in 2017 as an “earn-out” contingent upon the acquired business’ demonstrated financial success based on two criteria, the acquired business generating EBITDA above a minimum threshold and CCPT III’s stock performance relative to its peer group. The upfront stock consideration and the stock consideration upon listing are subject to a three-year lockup with approximately one-third of the shares paid at closing released each year. The stock consideration payable in 2017 is subject to a lock-up until December 31, 2017. Additional shares of CCPT III common stock may be payable based on CCPT III’s market value over the 30-day period beginning six months after CCPT III’s listing, pursuant to the current advisory agreement, but Cole Holdings has agreed, as part of this transaction, to a 25% reduction from the amount payable under the current advisory agreement, if any. The transaction is expected to close in the second quarter of 2013, upon the satisfaction of customary closing conditions and applicable regulatory approvals.

Leonard Wood, chairman of the special committee of the CCPT III board of directors, said, “We are pleased to be able to announce this exciting transaction, which provides our stockholders the benefits of owning a leading real estate investment management firm with meaningful growth potential, while also increasing funds from operations and potentially enhancing stockholder liquidity. By adding the same fully-integrated management platform that has been responsible for building and acquiring CCPT III’s asset portfolio, stockholders will benefit from the continuity of the proven investment team that has successfully assembled and managed one of the largest REITs focused on the net-lease sector. Furthermore, CCPT III will be able to increase its dividend payout and intends to now pursue the listing of its common stock to achieve greater liquidity and superior access to the capital markets.”

Christopher Cole, founder and executive chairman of Cole Holdings, stated, “For over a decade, a primary strategy in the asset management industry has been the creation of large, full-service firms with the scale and resources necessary to compete effectively in a changing environment. The real estate industry has been lagging behind in terms of the creation of full-service asset managers that can provide a comprehensive suite of products and services to distribution partners. Through this compelling combination, we have the opportunity to realize the vision of creating a world-class real estate platform and providing investors the benefits of owning high-quality, income-producing real estate leased long term to credit-worthy corporations. This transaction is the result of more than 30 years of work, and I am thrilled about the substantial growth potential and income generation that this combination will offer to all Cole Real Estate Investments stockholders. I look forward to continuing to work with Cole Holdings’ talented team to capitalize on the significant opportunities that this exciting transaction will deliver to investors for generations to come.”

Marc Nemer, president and chief executive officer of Cole Holdings, stated, “Creating a new paradigm in real estate asset management that can provide financial advisors and investors with sound investment strategies and innovative investment vehicles requires a confluence of several positive factors. With the powerful combination announced today, we believe that our goal of being the premier, trusted brand in real estate, and most capable partner in delivering best-in-class long-term results to our clients, is even more attainable. Furthermore, having greater access to diversified capital sources and income streams strengthens our position as we expand into new client bases and offer even more product innovation. We are confident that this transaction will accelerate our progress on these initiatives, generate greater value for all Cole Real Estate Investments stockholders, recognize the value proposition of the non-listed REIT industry and create a historic opportunity to participate in the next evolution of real estate asset management.”

The proposed transaction will provide important benefits to CCPT III stockholders, including:

•

Proven Real Estate Management Platform: Cole Holdings will provide Cole Real Estate Investments with a leading real estate investment management platform that features both traditional and fee-based real estate investment products. Since its founding in 1979, Cole Holdings has built a proven, integrated management team with in-house capabilities in key areas of asset management, acquisitions, leasing, financing, capital markets, client service and stockholder operations. As one of the most successful firms in terms of distributing real estate investment solutions to retail investors, Cole Holdings is an attractive growth business of substantial size comparable to many of the leading real estate and alternative investment managers. The third-party investment management business offers attractive earnings and capital appreciation potential while also providing revenue diversification benefits to Cole Real Estate Investments.

•

Management Continuity: Cole Real Estate Investments will continue to benefit from the knowledge and operational efficiencies resulting from seamless integration of the same real estate management platform that has acquired and managed the real estate assets of CCPT III since its inception.

•

Accretive Transaction Providing an Increased Dividend: With a market-leading, diverse asset portfolio and strengthened FFO, Cole Real Estate Investments is well positioned to deliver enhanced dividend growth, supported, in part, by the expected accretion and anticipated cash flow growth resulting from the acquisition of an institutional-quality investment management business, which will generate revenue by managing other real estate vehicles. In addition, CCPT III’s board of directors has authorized an increase in the company’s dividend rate from an annualized rate of $0.65 per share to an annualized rate of $0.70 per share, upon closing of the transaction.

•

Liquidity: Assuming listing on the NYSE as planned, stockholders will have even greater access to liquidity with the flexibility to sell or retain shares based on public market value. For CCPT III stockholders, this represents the opportunity to achieve a liquidity event substantially earlier than was previously anticipated.

•

Greater Capital Markets Access: With the acquisition of Cole Holdings, Cole Real Estate Investments will have the opportunity not only to continue raising capital from retail distribution channels, but also to increase its access to institutional investors and related capital sources. In addition to the organic capital raising opportunities, Cole Real Estate Investments will be better positioned to seek other accretive opportunities once a listing on the NYSE has occurred. And with the ability to offer multiple investment vehicles (e.g. listed shares, non-listed offerings), Cole Real Estate Investments will appeal to a broad range of current and potential investors.

•

New Fee Income and Elimination of Management Fee Expense: Following the business combination, Cole Real Estate Investments will benefit from its new income stream of fees earned by Cole Holdings from the management of other real estate vehicles, including Cole Credit Property Trust IV, Inc., Cole Corporate Income Trust, Inc. and Cole Real Estate Income Strategy (Daily NAV), Inc., as well as the efficiencies resulting from the elimination of its external management fees.

Timing and Approvals

CCPT III’s acquisition of Cole Holdings is expected to close in the second quarter of 2013. CCPT III will seek stockholder approval to amend its charter to eliminate provisions applicable to non-listed companies and to more closely reflect the charters of its publicly traded peers at its annual meeting to be held in June 2013. Cole Real Estate Investments intends to list its common shares on the NYSE promptly after the charter is amended.

Advisors

Goldman, Sachs & Co. and Lazard served as financial advisors, and Wachtell, Lipton, Rosen & Katz and Venable LLP served as legal advisors to the special committee of the board of directors of CCPT III. Morris, Manning & Martin, LLP served as legal advisor to CCPT III.

Moelis & Company served as exclusive financial advisor and Sullivan & Cromwell LLP served as legal advisor to Cole Holdings.

About Cole Credit Properties Trust III, Inc.

Cole Credit Property Trust III, Inc. is a real estate investment trust that owns and operates a diversified portfolio of core commercial real estate investments primarily consisting of approximately 1,000 necessity retail, office and industrial properties located throughout the United States. CCPT III’s portfolio comprises more than 40 million square feet of rentable space located in 47 states, including properties owned through consolidated joint venture arrangements. As of December 31, 2012, the rentable space at these properties was 99% leased. Since commencement of material operations in January 2009, CCPT III has been externally managed by affiliates of Cole Holdings Corporation.

About Cole Holdings Corporation

Cole Holdings Corporation is a preeminent real estate investment management platform with over 2,000 high quality, income-producing retail, office and industrial real estate assets under management, comprising over 76 million square feet across 47 states. Cole Holdings is a leader within the commercial real estate investment management and broader real estate industry, as the #1 buyer of all single-tenant commercial real estate assets over the past ten years and the #3 buyer of all commercial real estate assets over the past three years (as measured by Real Capital Analytics). Over the past five years, Cole Holdings has attracted over $6 billion of equity and has consistently ranked in the top three of non-listed REIT sponsors (as measured by Robert A. Stanger & Co., Inc.). Since being founded in 1979, Cole Holdings has sponsored over 100 commercial real estate investment programs, including six public programs, and currently manages over $12 billion of real estate assets for over 160,000 individual investors represented by more than 13,000 financial advisors. Cole Holdings has over 350 employees and is headquartered in Phoenix, Arizona with offices in New York, Atlanta, Chicago and Orlando.

Additional Information and Where to Find It

This release may be deemed to be solicitation material in respect of the charter amendments to be presented to CCPT III’s stockholders for consideration at the 2013 annual stockholders’ meeting of CCPT III. CCPT III expects to file a proxy statement with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to receive the proxy statement and other relevant documents free of charge at the SEC’s web site at www.sec.gov or by directing a written request to CCPT III at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, Attention: Investor Relations.

A copy of the merger agreement will be filed as an exhibit to a Form 8-K CCPT III will file with the SEC. The description of the merger agreement contained in this release does not purport to be complete and is qualified in its entirety by reference to the full text of the merger agreement.

Forward-Looking Statements

Certain statements contained in this release may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the transaction and the ability to consummate the transaction, anticipated dividends, Cole III’s ability to successfully list on the NYSE and the expected accretion to FFO. We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about CCPT III’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of CCPT III’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. CCPT III makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this release, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Participants in Solicitation

CCPT III and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of CCPT III. Information regarding the interests of CCPT III’s directors and executive officers in the proxy solicitation will be included in CCPT III’s definitive proxy statement.

Contacts

Meaghan Repko / Nick Lamplough

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Tom Nolan

Great Ink Communications

(212) 741-2977

tom@greatink.com

John Bacon

Cole Holdings Corporation

VP, Marketing

(602) 778-6057

jbacon@colecapital.com